                                                                   EXHIBIT 10.31

              AMENDMENT AND WAIVER NO. 6 UNDER THE CREDIT AGREEMENT

          Amendment and Waiver No. 6 dated as June 14, 2002 (this "AMENDMENT") to the Amended and Restated Credit Agreement dated as of March 24, 1999 (as amended, supplemented and otherwise modified by Waiver No. 1 dated as of December 30, 1999, Amendment and Waiver No. 2 dated as of January 24, 2000, Amendment and Waiver No. 3 Under the Loan Documents dated as of November 7, 2000, Amendment No. 4 Under the Loan Documents dated as of February 13, 2002 and Amendment No. 5 Under the Loan Documents dated as of May 9, 2002 the "CREDIT AGREEMENT") among United Industries Corporation, a Delaware corporation, (the "BORROWER"), certain banks, financial institutions and other institutional lenders party thereto, Bank of America, N.A. (formerly known as NationsBank, N.A.) ("BANK OF AMERICA"), as Swing Line Bank and Initial Issuing Bank thereunder, Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC) ("BAS") and Morgan Stanley Senior Funding, Inc. ("MSSF"), as Co-Arrangers therefor, Canadian Imperial Bank of Commerce, as Documentation Agent therefor, MSSF, as Syndication Agent thereunder, BAS, as Lead Arranger and Book Manager therefor, and Bank of America, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified therefore in the Credit Agreement.

                             PRELIMINARY STATEMENTS

          (1) The Borrower wishes to enter into a series of transactions with Bayer Corporation, an Indiana corporation ("BAYER"), and Bayer Advanced, LLC, a Delaware limited liability company ("BAYER ADVANCED" and together with Bayer, the "BAYER PARTIES") which include (i) an assignment of promissory notes (the "PURSELL NOTES") from the Bayer Parties to the Borrower; (ii) the issuance and sale of stock from the Borrower to the Bayer Parties; (iii) the execution of an In-Store Service Agreement by and between the Borrower and the Bayer Parties; and (iv) the execution of a Supply Agreement between the Borrower and Bayer (the transactions described in clauses (i) through (iv) being collectively the "BAYER TRANSACTION"). Except for the Pursell Notes, the documents evidencing the Bayer Transaction are referred to herein as the "BAYER TRANSACTION DOCUMENTS".

          (2) The Borrower has entered into a Closing Agreement dated as of June 7, 2002 (the "CLOSING AGREEMENT") with the Bayer Parties which sets forth the requirements for the closing of the Bayer Transaction.

          (3) The Borrower has requested that the Lender Parties agree to amend and otherwise modify the Credit Agreement in order to permit the Borrower to enter into the Bayer Transaction.

          (4) The Lender Parties have indicated their willingness to agree to so amend and otherwise modify the Credit Agreement on the terms and subject to the satisfaction of the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

          SECTION 1. AMENDMENTS AND MODIFICATIONS OF CERTAIN PROVISIONS OF THE CREDIT AGREEMENT. The Credit Agreement is, effective as of the Amendment No. 6 Effective Date (as defined below), hereby amended as follows:

          (a) Section 1.01 is hereby amended by adding the following new definitions in the appropriate alphabetical order:

               "BAYER" means Bayer Corporation, an Indiana corporation.

               "BAYER ADVANCED" means Bayer Advanced LLC, a Delaware limited liability company.

               "BAYER PARTIES" means, collectively, Bayer and Bayer Advanced.

               "BAYER TRANSACTION" means that series of transactions between the Borrower and the Bayer Parties contemplated in the Bayer Transaction Documents.

               "BAYER TRANSACTION DOCUMENTS" means the Closing Agreement, the Exchange Agreement, the In-Store Service Agreement and the Supply Agreement and all of the other agreements and documents (other than the Pursell Notes) entered into in connection therewith.

               "CLOSING AGREEMENT" means the Closing Agreement dated as of June 7, 2002 by and among the Borrower and the Bayer Parties, as such agreement may be amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof, but solely to the extent not prohibited under the terms of the Loan Documents.

               "EXCHANGE AGREEMENT" means the Exchange Agreement dated as of June ___, 2002 by and among the Borrower and the Bayer Parties, as such agreement may be amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof, but solely to the extent not prohibited under the terms of the Loan Documents.

               "IN-STORE SERVICE AGREEMENT" means the In-Store Service Agreement dated as of June ___, 2002, by and among the Borrower and the Bayer Parties, as such agreement may be amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof, but solely to the extent not prohibited under the terms of the Loan Documents.

               "PURSELL" means Pursell Industries, Inc., a Delaware corporation.

               "PURSELL NOTES" means the notes issued by Pursell to Bayer and assigned to the Borrower in connection with the Bayer Transaction.

               "SUPPLY AGREEMENT" means the Supply Agreement dated as of June 7, 2002 by and among the Borrower and Bayer, as such agreement may be amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof, but solely to the extent not prohibited under the terms of the Loan Documents.

          (b) Section 2.06 (b)(ii)(C) is hereby amended in its entirety to read as follows:

               "(C) the issuance or sale by the Borrower or any of its Subsidiaries of any Equity Interests therein (other than any Permitted Affiliate Investment, any issuance or sale in connection with the Bayer Transaction or any Equity Interests expressly permitted to be issued and sold pursuant to clause (i), (ii), (vi), (ix) or (x) of
          Section 5.02 (f));"

          (e) Section 5.01(j) is hereby amended by (i) removing the word "and" at the end of subsection (vi), (ii) deleting the punctuation "." at the end of subsection (vii) and substituting therefor the phrase "; and", and (iii) adding immediately after subsection (vii), a new subsection (viii) to read as follows:

               "(viii) the performance by the Borrower of its obligations under the Bayer Transaction Documents."

          (d) Section 5.02 (e) is hereby amended by (i) removing the word "and" at the end of subsection (ix)(F), (ii) deleting the punctuation "." at the end of subsection (x)(4) and substituting therefor the phrase "; and", and
     (iii) adding immediately after subsection (x)(4), a new subsection (xi) to read as follows:

               "(xi)   (A) the Pursell Notes received by the Borrower in
          connection with the Bayer Transaction, (B) any Equity Interests in Pursell received by the Borrower in exchange for such Pursell Notes, and (C) any other assets received by the Borrower in exchange for such Pursell Notes so long as the fair market value of such assets is equal to or greater than the fair market value of such Pursell Notes, and, in the case of clauses (B) and (C) above, the receipt by the Borrower of such Equity Interests or other assets does not cause the Borrower to incur any material liabilities (actual or contingent)."

          SECTION 2. WAIVER OF CERTAIN PROVISIONS OF THE CREDIT AGREEMENT. Upon the occurrence of the Amendment No. 6 Effective Date, the Lender Parties hereby agree to waive the requirements of Section 5.02(f) of the Credit Agreement, solely with respect to the Bayer Transaction.

          SECTION 3. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective as of the first date on which the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment. Sections 1 and 2 of this Amendment shall become effective as of the first date (the "AMENDMENT NO. 6 EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

          (a) The Administrative Agent shall have received the Consent attached hereto executed by the Borrower and UIC Holdings, L.L.C.

          (b) The Administrative Agent shall have received, in sufficient copies for each Lender, executed copies of the Bayer Transaction Documents, in form and substance satisfactory to the Administrative Agent.

          (c) The Administrative Agent shall have received the Pursell Notes duly endorsed in blank.

          (d) All of the consents, approvals and authorizations of, and notices and filings to or with, and other actions by, any governmental or regulatory authority or any other Person necessary in connection with this Amendment or any of the other transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Required Lenders) and shall remain in full force and effect; and no law, rule or regulation shall be applicable in the reasonable judgment of the Required Lenders that restrains, prevents or imposes materially adverse conditions upon this Amendment, the Bayer Transaction or any of the other transactions contemplated hereby.

          (e) The representations and warranties contained in each of the Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 6 Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment No. 6 Effective Date, in which case as of such specific date, and (ii) that the financial statements of the Borrower referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(c) and 5.03(d) of the Credit Agreement, respectively, on or prior to the Amendment No. 6 Effective Date).

          (f) No event shall have occurred and be continuing or shall result from the effectiveness of this Amendment that constitutes a Default.

          (g) All of the accrued fees and expenses of the Administrative Agent, the Lead Arranger and Book Manager and the Lender Parties (including the accrued fees and expenses of counsel for the Agents) that are then due and payable shall have been paid in full.

          (h) The Administrative Agent shall have received on or before the Amendment No. 6 Effective Date the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender Party:

               (i) Certified copies of the resolutions of the Board of Directors of the Borrower approving this Amendment, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Amendment.

               (ii) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder.

               (iii) Such financial, business and other information regarding the Borrower and its property, assets and businesses as the Administrative Agent or the Lender Parties shall have requested.

               (iv) Such other opinions, certificates, documents and information as the Administrative Agent or the Required Lenders may reasonably request.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement, except that no amendment or waiver of any provision of this Section 3, nor consent to any departure by the Parent Guarantor or the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders.

          SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the Amendment No. 6 Effective Date, each reference in the Credit Agreement to "THIS AGREEMENT", "HEREUNDER", "HEREOF" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended and otherwise modified by the amendments specifically provided above in Sections 1 and 2, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Secured Parties or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 5. COSTS AND EXPENSES. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Lead Arranger and Book Manager (including, without limitation, the reasonable fees and expenses of counsel for the Agents) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

          SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                   THE BORROWER

                                   UNITED INDUSTRIES CORPORATION

                                   By /s/ Daniel J. Johnston
                                     --------------------------------
                                   Name:   Daniel J. Johnston
                                   Title:  Executive Vice President and C.F.O.


                                   THE AGENTS

                                   BANK OF AMERICA, N.A.,
                                     as Administrative Agent

                                   By
                                     --------------------------------
                                     Name:
                                     Title:

                                   BANC OF AMERICA SECURITIES LLC,
                                     as Lead Arranger and Book Manager
                                     and a Co-Arranger

                                   By
                                     --------------------------------
                                     Name:
                                     Title:

                                   THE BORROWER

                                   UNITED INDUSTRIES CORPORATION

                                   By
                                     --------------------------------
                                     Name:
                                     Title:

                                   THE AGENTS

                                   BANK OF AMERICA, N.A.,
                                     as Administrative Agent

                                   By /s/ Kathleen M. Carry
                                     ---------------------------------
                                     Name:  Kathleen M. Carry
                                     Title: Vice President

                                   BANC OF AMERICA SECURITIES LLC,
                                     as Lead Arranger and Book Manager
                                     and a Co-Arranger

                                   By
                                     --------------------------------
                                     Name:
                                     Title:

                                   THE BORROWER

                                   UNITED INDUSTRIES CORPORATION

                                   By
                                     --------------------------------
                                     Name:
                                     Title:

                                   THE AGENTS

                                   BANK OF AMERICA, N.A.,
                                     as Administrative Agent

                                   By
                                     --------------------------------
                                     Name:
                                     Title:

                                   BANC OF AMERICA SECURITIES LLC,
                                     as Lead Arranger and Book Manager
                                     and a Co-Arranger


                                   By /s/ Bradford Jones
                                     ---------------------------------
                                     Name:  Bradford Jones
                                     Title: Managing Director

                                   THE LENDER PARTIES

                                   BANK OF AMERICA, N.A.,
                                     as a Lender and the Intitial Issuing Bank

                                   By /s/ M. Thomas [ILLEGIBLE]
                                     ---------------------------------
                                     Name:  M. Thomas [ILLEGIBLE]
                                     Title: Managing Director

                                   ARAB BANKING CORPORATION
                                   -----------------------------------
                                   [Type or print name of Lender]


                                   By /s/ Robert J. Ivosevich
                                     ---------------------------------
                                     Name:  Robert J. Ivosevich
                                     Title: Deputy General Manager

ARES Leveraged Investment          Ares V CLO Ltd.
Fund II, L.P.

By:   ARES Management II, L.P.     By: Ares CLO Management V, L.P.
Its:  General Partner                  Investment Manager

By: /s/ Seth J. Brufsky
   -----------------------------   By: Ares CLO GP V, LLC
Name:  Seth J. Brufsky                 Its Managing Member
Title: Vice President

                                   By: /s/ Seth J. Brufsky
                                      -----------------------------
                                   Name:   Seth J. Brufsky
                                   Title:  Vice President

ARES III CLO Ltd.

By:  ARES CLO Management, LLC
Its: Investment Manager            Ares VI CLO Ltd.



By: /s/ Seth J. Brufsky            By:  Ares CLO GP VI, LLC
    ----------------------------        Its Managing Member
Name:  Seth J. Brufsky
Title: Vice President

                                   By: /s/ Seth J. Brufsky
                                      -----------------------------
                                      Name: Seth J. Brufsky
                                      Title:   Vice President

ARES IV CLO LTD.

By:  ARES CLO Management IV, L.P.
     Investment Manager


By:  ARES CLO Management IV, LLC
Its: Managing Manager


By: /s/ Seth J. Brufsky
   -----------------------------
   Name:  Seth J. Brufsky
   Title: Vice President

                                     [ILLEGIBLE] CLO 2002-1 Ltd, by Stein Roe
                                     Fornham Incorporated As Investment Manager
                                     -------------------------------------------
                                     [Type or print name or Lender]


                                     By  /s/ James R. Fellows
                                        -----------------------------
                                        Name: James R. Fellows
                                        Title: Sr. Vice President &
                                               Portfolio Manager

                                  Bank LEUMI USA
                                  ---------------------------------------------
                                  [Type or print name of Lender]


                                  By  /s/ Joung Hee Hong
                                      -----------------------------------------
                                      Name: Joung Hee Hong
                                      Title: Vice President

                                BANK PEKAO SA (AKA BANK POLSKA KASA OPIEKI, SA)
                                ----------------------------------------------


                                By  /s/ William G. Reynolds
                                    -----------------------------------------
                                    Name:  William G. Reynolds
                                    Title: Vice President

                                  BAY VIEW FINANCIAL CORPORATION


                                  By  /s/ Sean M. Spring
                                      -----------------------------------------
                                      Name: Sean M. Spring
                                      Title: Senior Vice President

                                  City National Bank
                                  --------------------------------------------
                                  [Type or print name of Lender]

                                  By  /s/ David Morrison
                                      -----------------------------------------
                                       Name: David Morrison
                                       Title: Vice President

                                  [ILLEGIBLE] Bank
                                  -----------------------------------
                                  [Type or print name of Lender]

                                  By  /s/ Neran Shaya
                                      -----------------------------------------
                                      Name:  Neran Shaya
                                      Title: Vice President

                                  EA/Cayman Unit Trust EA/Mackey
                                  High Yield Cayman Unit Trust
                                  ---------------------------------------------
                                  [Type or print name of Lender]

                                  By  /s/ Robert Nisi
                                      -----------------------------------------
                                      Name: Robert Nisi
                                      Title: General Counsel
                                             Mackay Shields, LLC

                                  ELC (Cayman) Ltd. CDO Series 1999-I, as
                                    a Lender

                                  By: Institutional Debt Management, Inc., as
                                      Collateral Manager

                                  By: /s/ Michael Audino
                                      -----------------------------------------
                                      Name: Michael Audino
                                      Title: Vice President

                                  ELF FUNDING TRUST III

                                  By: New York Life Investment Management, LLC,
                                      as Attorney-in-Fact

                                  By: /s/ Robert H. Dial
                                      ---------------------------------------
                                      Name: Robert H. Dial
                                      Title: Vice President

                                  FIRST BANK
                                  -------------------------------------------
                                  [Type of print name of Lender]



                                  By: /s/ Brenda J. Laux
                                      ---------------------------------------
                                      Name:  Brenda J. Laux
                                      Title: Executive Vice President

                                       Gallatin Funding I Ltd.
                                       By:  Bear Stearns Asset Management Inc.
                                       as its Collateral Manager

                                  By:  /s/ Niell D. Rosenewig
                                       ------------------------------------
                                       Name: Niell D. Rosenewig
                                       Title: Associate Director

                                            Hamilton CDO, Ltd.
                                         By: Stanfield Capital
                                             Partners LLC
                                          As Its Collateral Manager
                                   ----------------------------------------
                                   [Type or print name of Lender]


                                   By  /s/ Gregory L. Smith
                                       ------------------------------------
                                       Name: Gregory L. Smith
                                       Title: Partner

                                  Barch CLO I, Ltd.
                                  ----------------------------------------
                                  [Type or print name of Lender]


                                  By: /s/ Michael E. Lewitt
                                      ------------------------------------
                                      Name: Michael E. Lewitt
                                      Title: Authorized Signatory

                                  Heller Financial, Inc.
                                  ----------------------------------------
                                  Name of Lender


                                  By: /s/ Robert M. Kadlick
                                      ------------------------------------
                                      Name: Robert M. Kadlick
                                      Title: Duly Authorized Signatory

                                  IKB Deutsche Industriebank AG
                                  Luxembourg Branch
                                  ----------------------------------------
                                  [Type or print name of Lender]


                                  By: /s/ Ana Bohorquez
                                      ------------------------------------
                                      Name: Ana Bohorquez
                                      Title: Assistant Director


                                  By: /s/ Manfred Ziwey
                                      ------------------------------------
                                      Name: Manfred Ziwey
                                      Title: Director

                                  Illinois Municipal Retirement
                                  Fund - High Yield
                                  ----------------------------------------
                                  [Type or print name of Lender]


                                  By: /s/ Robert Nisi
                                      ------------------------------------
                                      Name: Robert Nisi
                                      Title: General Counsel

                                             Mackay Shields, LLC

                                      Key Corporate Capital Inc.
                                  ----------------------------------------
                                  [Type or print name of Lender]


                                  By: /s/ Robert F. Pollis, Jr.
                                      ------------------------------------
                                      Name: Robert F. Pollis, Jr.
                                      Title: Senior Vice President

                                  KZH RIVERSIDE LLC
                                  ----------------------------------------


                                  By: /s/ Susan Lee
                                      ------------------------------------
                                      Name: Susan Lee
                                      Title: Authorized Agent

                                  KZH SOLEIL LLC
                                  ----------------------------------------


                                  By: /s/ Susan Lee
                                      ------------------------------------
                                      Name: Susan Lee
                                      Title: Authorized Agent

                                  KZH SOLEIL -2 LLC
                                  ----------------------------------------


                                  By: /s/ Susan Lee
                                      ------------------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                  Liberty-Stein Roe Advisor Floating Rate
                                  Advantage Fund,
                                  by Stein Roe & Barnham Incorporated,
                                  as Advisor
                                  ----------------------------------------
                                  [Type or print name of Lender]


                                  By  /s/ James R. Fellows
                                      ------------------------------------
                                      Name:  James R. Fellows
                                      Title: Sr. Vice President &
                                             Portfolio Manager

                                  Mainstay VP Series Fund, Inc, on
                                  behalf of its High Yield Corporate Bond
                                  Portfolio
                                  ----------------------------------------
                                  [Type or print name of Lender]


                                  By  /s/ Robert Nisi
                                      ------------------------------------
                                      Name:  Robert Nisi
                                      Title: General Counsel

                                             MacKay Shields, LLC

                                  The Mainstay Funds, on behalf of its
                                  High Yield Corporate Bond Fund Series
                                  ----------------------------------------
                                  [Type or print name of Lender]


                                  By: /s/ Robert Nisi
                                      ------------------------------------
                                      Name:  Robert Nisi
                                      Title: General Counsel

                                            MacKay Shields, LLC

                                  Mizuko Corporate Bank Limited
                                  (f.k.a. Fuji Bank Limited)
                                  ----------------------------------------
                                  [Type or print name of Lender]


                                  By  /s/ Nobuoki Koike
                                      ------------------------------------
                                      Name:  Nobuoki Koike
                                      Title: Senior Vice President

                                  NATIONAL CITY BANK
                                  ----------------------------------------
                                  [Type or print name of Lender]


                                  By   /s/ Kevin M. Knopf
                                      ------------------------------------
                                      Name:  Kevin M. Knopf
                                      Title: Assistant Vice President

                                  NEW YORK LIFE INSURANCE
                                  AND ANNUITY CORPORATION

                                  By: New York Life Investment Management, LLC, its Investment Manager


                                  By: /s/ Robert H. Dial
                                      ------------------------------------
                                      Name: Robert H. Dial
                                      Title: Vice President

                                  NEW YORK LIFE INSURANCE COMPANY


                                  By: /s/ Robert H. Dial
                                      -------------------------------------
                                      Name:  Robert H. Dial
                                      Title: Investment Vice President

                                      SENIOR DEBT PORTFOLIO
                                      By: Boston Management and Research
                                          as Investment Advisor
                                  ----------------------------------------
                                  [Type or print name of Lender]


                                  By /s/ Scott H. Page
                                     -------------------------------------
                                     Name: Scott H. Page
                                     Title: Vice President

                                          SRF TRADING, INC.
                                  ----------------------------------------

                                  By /s/ Diana L. Mushill
                                     -------------------------------------
                                     Name: Diana L. Mushill
                                     Title: Asst. Vice President

                                       Stanfield CDO, Ltd.,
                                  By: Stanfield Capital Partners LLC
                                       as its Collateral Manager
                                  ----------------------------------------
                                  [Type or print name of Lender]


                                  By /s/ Gregory L. Smith
                                     -------------------------------------
                                     Name: Gregory L. Smith
                                     Title: Partner

                                        Stanfield Arbitrage CLO, Ltd.,
                                  By:  Stanfield Capital Partners LLC
                                        as its Collateral Manager
                                  ----------------------------------------
                                  [Type or print name of Lender]


                                  By: /s/ Gregory L. Smith
                                     -------------------------------------
                                     Name: Gregory L. Smith
                                     Title: Partner

                                     Stein Roe & Farnham CLO I Ltd.,
                                     by Stein Roe & Farnham
                                     Incorporated,
                                     As Portfolio Manager
                                  ----------------------------------------
                                  [Type or print name of Lender]


                                  By  /s/ James R. Fellows
                                     -------------------------------------
                                     Name: James R. Fellows
                                     Title: Sr. Vice President &
                                            Portfolio Manager

                                     Stein Roe Floating Rate Limited
                                     Liability Company
                                  ----------------------------------------
                                  [Type or print name of Lender]


                                  By: /s/ James R. Fellows
                                     -------------------------------------
                                     Name: James R. Fellows
                                     Title: Senior Vice President
                                            Stein Roe & Farnham
                                            Incorporated,
                                            as Advisor to the Stein Roe
                                            Floating Rate Limited
                                            Liability Company

                                     SunAmerica Senior Floating Rate
                                     Fund Inc.
                                     By: Stanfield Capital Partners LLC
                                     as subadvisor
                                  ----------------------------------------
                                  [Type or print name of Lender]


                                  By /s/ Gregory L. Smith
                                     -------------------------------------
                                     Name: Gregory L. Smith
                                     Title: Partner

                                       Windsor Loan Funding, Limited
                                  By: Stanfield Capital Partners LLC
                                       as its Investment Manager
                                  ----------------------------------------
                                  [Type or print name of Lender]


                                  By: /s/ Gregory L. Smith
                                     -------------------------------------
                                     Name: Gregory L. Smith
                                     Title: Partner

                                     CONSENT

          Reference is made to (a) Amendment No. 6 to the Credit Agreement dated as of June 14, 2002 (the "AMENDMENT"; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to below), (b) the Amended and Restated Credit Agreement dated as of March 24, 1999 (as amended and otherwise modified by Waiver No. 1 dated as of December 30, 1999, Amendment and Waiver No. 2 dated as of January 24, 2000, Amendment and Waiver No. 3 Under the Loan Documents dated as of November 7, 2000, Amendment No. 4 Under the Loan Documents dated as of February 13, 2002 and Amendment No. 5 Under the Loan Documents dated as of May 9, 2002 the "CREDIT AGREEMENT") among United Industries Corporation, a Delaware corporation (the "BORROWER"), certain banks, financial institutions and other institutional lenders party thereto, Bank of America, N.A. (formerly known as NationsBank, N.A.) ("BANK OF AMERICA"), as Swing Line Bank and Initial Issuing Bank thereunder, Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC) ("BAS") and Morgan Stanley Senior Funding, Inc. ("MSSF"), as Co-Arrangers therefore, Canadian Imperial Bank of Commerce, as Documentation Agent therefore, MSSF, as Syndication Agent thereunder, BAS, as Lead Arranger and Book Manager therefore, and Bank of America, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lender Parties thereunder, and (c) the other Loan Documents referred to therein.

          The Borrower, in its capacity as (a) a Grantor under the Security Agreement and (b) a Grantor under each IP Security Agreement--Short Form, and UIC Holdings, L.L.C., a Delaware limited liability company, in its capacity as a party to the Holdings LLC Agreement, each hereby consents to the execution, delivery and the performance of the Amendment and agrees that:

          (A) each of the Security Agreement, the Copyright Security Agreement--Short Form, the Trademark Security Agreement--Short Form, the Patent Security Agreement--Short Form and the Holdings LLC Agreement to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 6 Effective Date, except that, on and after the Amendment No. 6 Effective Date, each reference to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment; and

          (B) as of the Amendment No. 6 Effective Date, the Security Agreement the Copyright Security Agreement--Short Form, the Trademark Security Agreement--Short Form and the Patent Security Agreement--Short Form to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

          This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

          Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

                                        UNITED INDUSTRIES CORPORATION

                                        By /s/ Daniel J. Johnston
                                           -------------------------------------
                                           Name: Daniel J. Johnston
                                           Title: Executive Vice President &
                                                  C.F.O

                                        UIC HOLDINGS, L.L.C.


                                        By  Thomas H. Lee Equity Fund IV, L.P.,
                                            as Manager

                                            By Thomas H. Lee Company,
                                               Its general partner


                                               By /s/ Scott A. Schoen
                                                  ------------------------------
                                                  Name: Scott A. Schoen
                                                  Title:

                                       2